Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Intangible assets	Intangible assets

(in KUSD)	Licenses	Software	Total
Cost
January 1, 2019	7,490	87	7,577
Additions	1,731	59	1,790
Exchange difference	—	1	1
December 31, 2019	9,221	147	9,368
Additions	1,923	85	2,008
Disposals	—	(65)	(65)
Exchange difference	—	1	1
December 31, 2020	11,144	168	11,312
Accumulated amortization
January 1, 2019	(853)	(50)	(903)
Amortization charge	—	(30)	(30)
Exchange difference	—	(1)	(1)
December 31, 2019	(853)	(81)	(934)
Amortization charge	—	(47)	(47)
Impairment charge	(216)	—	(216)
Disposals	—	65	65
Exchange difference	—	(1)	(1)
December 31, 2020	(1,069)	(64)	(1,133)

Net book amount
December 31, 2019	8,368	66	8,434
December 31, 2020	10,075	104	10,179
Amortization and impairment of intangible assets have been charged to the following categories in the Consolidated Statement of Operation:

(in KUSD)	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
R&D expenses	230	14	244
G&A expenses	33	16	8
	263	30	252
Licenses
Licenses classified as definite-lived intangible assets are amortized over their useful lives, which are determined on the basis of the expected pattern of consumption of the expected future economic benefits embodied in the licenses and which therefore commence only once the necessary regulatory and marketing approval has been received for the product candidates to which they relate. To date, the Company has not received any regulatory and marketing approval for any of its product candidates and therefore classifies all of its licenses as indefinite-lived intangible assets. Consequently, the Company did not recognize any amortization expense of licenses.
The Company has capitalized certain payments for licenses, in accordance with its accounting policy note 3.6, “Intangible assets”. The largest amount paid to any one party was KUSD 2,500 paid to Spirogen Ltd. in 2011 under a license and collaboration agreement, pursuant to which Spirogen Ltd. granted the Company access to its next-generation PBD-based warhead and linker technology. As a result of changes to the ownership of Spirogen Ltd. and of the applicable intellectual property rights, the agreement was subsequently amended and restated (with retroactive effect to September 2011) with MedImmune replacing Spirogen Ltd. as the licensor thereunder.
Under the terms of the agreement, MedImmune has granted the Company an exclusive, worldwide license under certain patent rights and related know-how to make, have made, use, sell, offer for sale and import product candidates in the field of human therapeutics and diagnostics that consist of (i) PBD-based molecules directly conjugated to an antibody (i.e., ADCs with a PBD-based warhead) that specifically bind to up to 11 approved targets (“ADC Targets”), and (ii) PBD-based molecules conjugated to a non-antibody (i.e., targeting-moiety conjugates with a PBD-based warhead) that specifically bind to up to ten approved targets (“XDC Targets”). As of December 31, 2020, there are 11 approved ADC Targets subject to the license, including CD19 (the target of Lonca) and CD25 (the target of camidanlumab tesirine (“Cami” and previously known as ADCT-301), and ten approved non-ADC Targets subject to the license.
Under the terms of the agreement, the Company has the right to grant sublicenses to affiliates and, subject to MedImmune’s approval (not to be unreasonably withheld), third parties. In addition, with respect to each licensed target, the Company has agreed to use commercially reasonable efforts to develop and commercialize at least one product and submit an IND application with the FDA (or its equivalent in another jurisdiction) for one product within 48 months after formal designation of the target as an approved replacement target, which the Company has done with respect to CD19 and CD25 upon submitting the IND applications for Lonca and Cami, respectively.
The Company is required to make no further payments to Spirogen Ltd or Medimmune, beyond the upfront licensing fee of USD 2.5 million paid in 2011, in consideration for the rights granted under the agreement.
In 2020, the Company capitalized the following license payments:
–An amount of KUSD 1,000 relating to a license agreement with a third party to use their novel and proprietary conjugation technology with a variety of payload technologies in the development, manufacturing and commercialization of antibody drug conjugates.
–An amount of KUSD 548 relating to a worldwide exclusive license with a third party to use their specific binding proteins in the development, manufacturing and commercialization of products.
–An amount of KUSD 250 relating to a license agreement with a third party to acquire an antibody to be used in the development, manufacturing and commercialization of products.
–An amount of KUSD 125 relating to license agreements with a third party to use their technology to generate antibody-drug conjugates for up to five antibodies.

In 2019, the Company capitalized the following license payments:
–An amount of KUSD 1,000 relating to a license agreement with a third party to acquire an antibody to be used in pre-clinical formalization, clinical testing, manufacturing and commercialization was capitalized as intangible assets.
–An amount of KUSD 500 relating to a license agreement with a third party to use their technology to generate antibody-drug conjugates for up to five antibodies was capitalized as intangible assets.
–An amount of KUSD 231 relating to a license agreement with a third party to use their technology for the production of antibodies was capitalized as intangible assets.
Impairment testing
The Group performed an assessment of its licenses in the context of its annual impairment test. Given the stage of the Group's development activities, the Group performed the impairment test on the basis of a fair value model for the entire group using the Company’s market capitalization.
The group therefore performs their annual impairment tests on their entire portfolio of intangible assets, by deriving their fair value from the market capitalization for the entire group based on the Company’s closing share price of its common stock traded on the NYSE as of the Company’s annual impairment testing date. The fair value of the intangible asset portfolio was derived by deducting the carrying value of its tangible assets, which consist primarily of cash and cash equivalents, from the Group valuation. This resulted in a derived fair value of its portfolio of intangibles that was multiple times the carrying value of its intangibles.
Management's estimate of the fair value is consistent with the approach taken in prior years with the exception of deriving the value of the entire group in 2020 based on the market capitalization of the Company’s common stock traded on the NYSE and with external sources of information during 2019 and 2018 (level 3 assessment).
Each of the product candidates related to the capitalized intangible assets not yet available for use was additionally tested for impairment. Assessments included reviews of the following indicators:
–Historical expenditure on clinical trials, future contractual commitments and internal budgets approved by the Board of Directors for ongoing and future trials;
–Consideration of the progress of clinical trials, including obtaining primary endpoint readout data, discussions with regulatory authorities for new trials and enrollment status for ongoing clinical trials;
–Consideration of market potential, supported where available by external market studies, and assessments of competitor products and product candidates.
If a candidate fails any of those indicators, the entire balance is written off. During 2020 and 2018, the Company terminated a program in each year. Consequently, impairment charges of KUSD 216 and KUSD 227 (corresponding to the entire carrying amount of the capitalized licenses) were recognized and charged to R&D expenses in the Consolidated Statement of Operation. No impairment losses were recognized in 2019.